EXHIBIT 99.1


                          AGREEMENT AND PLAN OF MERGER

Agreement and Plan of Merger dated as of February 22, 2001, between Princeton Dental Management Corporation ("Princeton"), a Delaware corporation, and Nix Co., Ltd. ("Nix"), a Delaware corporation.

     WHEREAS, the board of directors of Nix deems it advisable for the general welfare of its corporation and its shareholders that Nix and Princeton merge into a single corporation pursuant to this Agreement and the applicable laws of the State of Delaware;

     WHEREAS, Soneet Kapila ("Chapter 11 Trustee") is the duly appointed Chapter 11 Trustee for Princeton and its subsidiaries, Princeton Medical Management, Inc., Princeton Medical Management Midwest, Inc., Princeton Medical Management Southeast, Inc., and Mason Dental Midwest, Inc., in substantially consolidated Cases No. 99-16011-8C1 through 99-16015-8C1, United States Bankruptcy Court, Middle District of Florida (Tampa Division) (the "Bankruptcy Court");

     WHEREAS, Princeton will obtain authorization to enter into this Agreement pursuant to its confirmed Plan of Reorganization (a motion for the approval of which was filed with the Bankruptcy Court by the Chapter 11 Trustee);

     WHEREAS, Nix and Princeton (upon approval of the Bankruptcy Court) desire to adopt this Agreement as a Plan of Reorganization and to consummate the merger in accordance with the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended;

     WHEREAS, Nix loaned $100,000 to Princeton on November 27, 2000, in the form of an administrative loan to Princeton while it was in Chapter 11 and that upon confirmation of the plan of reorganization by the Court, this loan will be converted to equity pursuant to 11 U.S.C. 1145; and

     WHEREAS, the Bankruptcy Court reduced the administrative loan to Princeton to $75,000 on January 26, 2001, and Nix agreed to pay for an audit of Princeton in connection with this Merger; and

     WHEREAS, at the Closing, pursuant to and contingent upon confirmation of the Plan of Reorganization Princeton will issue 14,250,000 shares of its Common Stock, to be equal to 95% of the equity of Princeton after the effectiveness of the merger in full consideration for all the outstanding shares of capital stock of Nix, free and clear of all liens;

     NOW, THEREFORE, Princeton and Nix agree that Nix shall be merged with and into Princeton, that Princeton will be the surviving corporation in such a merger in accordance with the applicable laws in the State of Delaware, that the name of Princeton, the surviving corporation, shall be changed to Nix, Inc. (the "Surviving Corporation")


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and that the terms and conditions of the merger and the mode of carrying it into effect shall be as follows:

SECTION 1. EFFECTIVE DATE

     The merger provided for in this Agreement shall become effective upon the completion of the following:

     (1) Confirmation of the Plan of Reorganization (including provisions approving this Agreement and Plan of Merger, and canceling all outstanding preferred and common stock, and issuing common stock as described herein).

     (2) Adoption of this Agreement by the shareholders of Nix pursuant to the laws of the State of Delaware; and

     (3) Completion of Closing which shall occur on as soon as reasonably practical after confirmation of the Plan of Reorganization, unless agreed otherwise in writing between the parties to this merger; and

     (4) Execution and filing of articles of merger or any similar document required to be filed with the Secretary of the State of Delaware to make the merger effective in Delaware.

     The Effective Date of the merger will be the date on which all of the above four requirements are completed.

SECTION 2. STATE(S) OF OPERATION

     The Surviving Corporation shall remain a Delaware Corporation. Nix shall take all steps necessary to qualify the Surviving Corporation to transact business in any other states where the Surviving Corporation is required to qualify to do business.

SECTION 3. CERTIFICATE OF INCORPORATION

     The Certificate of Incorporation of Princeton shall be the Certificate of Incorporation of the Surviving Corporation and shall be amended to change the name of the Surviving Corporation to Nix Co., Ltd.

SECTION 4. BYLAWS

     The Bylaws of Princeton, as in effect on the date of this Agreement, shall be the Bylaws of the Surviving Corporation.


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SECTION 5.  MANNER OF CONVERTING SHARES

     5.1 Conversion. The mode of carrying the merger into effect and the manner and basis of converting the shares of Princeton into shares of Nix is as follows:

     (1) Each certificate evidencing ownership of one share of Princeton Common Stock issued and outstanding on the Effective Date (following the cancellation of all common stock, preferred stock and warrants of Princeton by the Bankruptcy Court and the issuance of common stock in Princeton described in Section 13.4 pursuant to a confirmed Plan of Reorganization) or held by Princeton in its treasury shall continue to evidence ownership of the one share of Common Stock of the Surviving Corporation.

     (2) Each certificate evidencing ownership of one share of Nix Common Stock issued and outstanding on the Effective Date or held by Nix in its treasury shall be exchanged on the effective date for 14,250 shares of Common Stock of the Surviving Corporation.

     5.2 Exchange of Certificates. As promptly as practicable after the Effective Date, each holder of an outstanding certificate of certificates therefore representing shares of Nix Common Stock shall surrender the same to the Transfer Agent of Princeton and shall receive in exchange a certificate or certificates representing an amount of full shares of Common Stock of the Surviving Corporation into which Shares of Nix Common Stock represented by the certificate or certificates so surrendered shall be converted on a one for 14,250 basis.

SECTION 6. BOARD OF DIRECTORS AND OFFICERS

     On the Effective Date, the Board of Directors of Princeton shall be Chris Sano, Brian Smith, David Cook, Aaron Goldstein, and Edward Morris; and the Officers of Princeton shall be Chris Sano - President, Aaron Goldstein - Treasurer, and Dorteline Normil - Secretary.

SECTION 7. EFFECT OF THE MERGER

     On the Effective Date, the separate existence of Nix shall cease and it shall be merged with and into Princeton.

SECTION 8. APPROVAL OF SHAREHOLDERS

     (a) This Agreement shall be submitted to the shareholders of the Nix as provided by the applicable laws of the State of Delaware at meeting called for that purpose or by unanimous consent in lieu of a meeting. There shall be required for adoption of this Agreement, as to Nix, the affirmative vote of the holders of a majority of all the shares of Nix Common Stock issued and outstanding and entitled to vote.


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     (b) Pursuant to Section 303 of the Delaware Corporation Code, this
Agreement shall be approved by the Bankruptcy Court by an order confirming the Plan of Reorganization.

SECTION 9. REPRESENTATIONS AND WARRANTIES OF PRINCETON

     Princeton, represents and warrants to Nix as follows:

     9.1 That when and if approved by the Bankruptcy Court, a copy of the Confirmation Order will be provided to Nix.

     9.2 All assets and liabilities of Princeton have been placed into a creditor trust account allowing Princeton to receive a discharge from the Bankruptcy Court free of all such assets and liabilities in accordance with the Plan of Reorganization. Pursuant to the Disclosure Statement filed with the Bankruptcy Court and approved on December 22, 2000, all assets of Princeton's subsidiaries shall be sold or transferred to Amsterdam pursuant to the Plan. The stock of the present Princeton subsidiaries shall be transferred or cancelled pursuant to the Plan.

SECTION 10. REPRESENTATIONS AND WARRANTIES OF NIX

     Nix represents and warrants that:

     10.1 Corporate Organization and Good Standing. Nix is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification. It has all corporate power necessary to engage in all transactions in which it has been involved in, as well as any general business transactions in the future that may be desired by its directors.

     10.2 Capitalization. Nix's authorized capital stock consists of one thousand five hundred (1500) shares of Nix Common Stock, no par value, of which one thousand (1000) shares are issued and outstanding, fully paid and non-assessable. There are no options, warrants, or rights outstanding to any person or entity to purchase shares of Nix Common Stock from Nix.

     10.2 No Violations. Nix is not in violation of any provision or laws or regulations of federal, state, or local government authorities and agencies. There are pending or threatened proceedings against Nix by any federal, state, or local government, or any department, board, agency, or other body thereof.

     10.3 Prior Issuances. All issuances of Nix of the shares in their common stock in past transactions have been legally and validly effected, and all of such shares in the common stock are fully paid and non-assessable.


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     10.4 Closing Representations and Warranties. The representations and warranties herein by Nix will be true and correct in all material respects in and as of the Closing Date and Effective Date hereof with the same force and effect as though said representations and warranties had been made on and as of the Closing Date and Effective Date.

     10.5 Absence of Undisclosed Liabilities. Except to the extent disclosed in writing or in the financial records, Nix does not have any debt, liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles except those disclosed to Princeton on
SCHEDULE 10.5 hereto.

     10.6 Litigation. Except as hereto disclosed on SCHEDULE 10.6 by Nix to Princeton, there is no litigation, proceeding, or investigation pending or, to the knowledge of Nix, threatened against Nix which if successful might result in material adverse change in the business, properties, or financial condition of Nix or which questions the validity or legality of this Agreement of any action taken or to be taken by Nix in connection to this Agreement.

     10.7 No Violation. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreements, or any order, judgment, decree, law, or regulation to which any property of Nix is subject or by which Nix is bound, except for breaches or defaults which in the aggregate would not have materially adverse effect of Nix's properties, business operations, or financial condition.

     10.8 Authorization. Execution of this Agreement has been duly authorized and approved by Nix's board of directors and shareholders.

SECTION 11. CONDUCT OF PRINCETON PENDING THE EFFECTIVE DATE

     Princeton covenants that between the date of this Agreement and the Effective Date:

     11.1 Certificates of Incorporation and Bylaws. Except as referred to in
Section 3, no change will be made in Princeton's certificate of incorporation of or bylaws, nor has any change been made since they were submitted to Nix for review.

     11.2 Capitalization, and so forth. Princeton will not make any change in its authorized or issued capital stock, declare or pay any dividend or make any distribution, or issue, encumber, purchase, or otherwise acquire any of its capital stock, except as provided in its Chapter 11 Plan.

     11.3 Miscellaneous


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     (1) Princeton will furnish Nix with whatever corporate records and documents are available, such as Certificate of Incorporation, Bylaws, financial statements, and material contracts.

     (2) Princeton will not enter into any merger or business combination.

     (3) Princeton will not issue any stock options, warrants, or other rights or interests in or to its shares of the common stock without the express written consent of Nix.

     (4) Princeton will not declare any dividend in cash or stock that would cause the total number of shares of Princeton to exceed the amount of shares currently issued.

     (5) Princeton will not institute any bonus, benefit, profit sharing, stock option, pension, retirement plan or similar agreement.

SECTION 12. CONDUCT OF NIX PENDING THE EFFECTIVE DATE

     Nix covenants that between the date of this Agreement and the Effective
Date:

     12.1 Certificates of Incorporation and Bylaws. No change will be made in Nix certificate of incorporation or bylaws.

     12.2 Capitalization, and so forth. Nix will not make any change in its authorized or issued capital stock, declare or pay any dividend or make any distribution, or issue, encumber, purchase, or otherwise acquire any of its capital stock.

     12.3 Shareholders' meetings. Nix will submit this Agreement to the shareholders' meeting contemplated by Section 8 with favorable recommendation by its board of directors and will use its best efforts to obtain the requisite shareholder approval or will otherwise seek unanimous written consent of its shareholders.

SECTION 13. CONDITIONS PRECEDENT TO OBLIGATION OF PRINCETON

     Princeton's obligation to consummate this merger shall be subject to the fulfillment on or before the Effective Date of each of the following conditions, unless waived in writing by Nix:

     13.1 Nix's Representations and Warranties. The representations and warranties of Nix set forth in Section 10 hereof shall be true and correct at the Effective Date as though made at and as of that date, except as affected by transactions contemplated hereby.

     13.2 Nix Covenants. Nix shall have performed all covenants required by this Agreement to be performed by it on or before the Effective Date.


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     13.3 Shareholder Approval. This Agreement shall have been adopted by necessary vote of holders of Nix as set forth in Section 8 hereof.

     13.4 Court Approval. Princeton shall have received express final approval to enter into this Agreement by the Bankruptcy Court, including a final Order approving and confirming the Plan of Reorganization, which among other items:

     (1) cancels all outstanding common stock, preferred stock, and warrants of Princeton.

     (2) confirms the conversion of the $75,000 administrative loan by Nix to Princeton into 14,250,000 newly issued shares of Princeton Common Stock, consisting of 95% of the reorganized Princeton after the effectiveness of the merger described herein.

     (3) issues 300,000 shares of common stock to the Class 9 claimants (as defined in the Plan), to constitute 2% of the common stock of the reorganized Princeton after effectiveness of the merger described herein.

     (4) issues 450,000 shares of common stock to the Class 7 claimants (as defined in the Plan) constituting 3% of the common stock of the reorganized Princeton after effectiveness of the merger described herein.

     (5) approving the merger of Nix with and into the reorganized Princeton and the exchange of common stock of Nix for common stock of Princeton on a 1 to 14,250 basis, [with each existing share of Princeton common stock continuing to represent one share of the common stock of the Survivor].

     13.5 Opinion of Counsel. Nix shall provide the Chapter 11 Trustee an opinion of Nix' counsel as to the validity and legality of the merger, in form reasonably acceptable to the Chapter 11 Trustee.

SECTION 14. CONDITIONS PRECEDENT TO OBLIGATION OF NIX

     Nix's obligation to consummate this merger shall be subject to fulfillment on or before the Effective Date of each of the following conditions, unless waived in writing by Princeton:

     14.1 Princeton's Representations and Warranties. The representations and warranties of Princeton set forth in Section 9 hereof shall be true and correct at the Effective Date, as though made at and as of that date, except as affected by transactions contemplated hereby.

     14.2 Princeton Covenants. Princeton shall have performed all covenants required by this Agreement to be performed by it on or before the Effective Date.


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     14.3 Court Approval. Princeton shall have received express final approval to enter into this Agreement by the United States Bankruptcy Court for the Middle District of Florida.

SECTION 15. ACCESS

     From the date hereof to the Effective Date, Nix and Princeton shall provide each other with such information and permit each other's offices and representatives such access to its properties and books and records as the other may from time to time reasonably request. If the merger is not consummated, all documents received in connection with this Agreement shall be returned to the party furnishing the same, and all information so received shall be treated as confidential.

SECTION 16. TERMINATION

     16.1 Circumstances of Termination. This agreement may be terminated (not withstanding approval by the shareholders of either party hereto):

     (1) By the mutual consent in writing of the board of directors of Nix and the Chapter 11 Trustee for Princeton;

     (2) By the Chapter 11 Trustee for Princeton if any condition provided in
Section 13 hereof has not been satisfied or waived on or before the Effective Date.

     (3) By the board of directors of Nix if any condition provided in Section 14 has not been satisfied on or before the Effective Date.

     (4) By the Chapter 11 Trustee if the Plan and/or the transaction described herein are not approved by the Bankruptcy Court.

     16.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 16.2 hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement and no party (or any of its officers, directors, and shareholders) shall be liable to any other party for any costs, expenses, damage, or loss of anticipated profits hereunder.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     All representations and warranties set out herein shall survive the Effective Date, for a period of one year.

SECTION 18. INDEMNIFICATION

     18.1 Breach of Representations, Warranty, Covenant, Or Agreement by Nix. Nix and the Shareholders agree to indemnify the Bankruptcy Estate and the Chapter 11 Trustee, jointly and severally, and hold each harmless against any and all loss, liability,


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damage, claim, cost and expense of any nature whatsoever from any claim made against the Bankruptcy Estate post-confirmation arising out of the merger transaction.

SECTION 19. GENERAL PROVISIONS

     19.1 Further Assurances. At any time, from time to time after the Effective Date, each party will execute such additional instruments, and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     19.2 Waiver. Any failure on the part of wither party hereto to comply with any of its obligations, agreements, or conditions, hereunder may be waived in writing by the party to whom such compliance is owed.

     19.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, as follows:

To:  Princeton

Princeton Dental Management Corporation
c/o Soneet Kapila, Chapter 11 Trustee
P.O. Box 14213
Ft. Lauderdale, FL 33302

To:  Nix

Nix Co., Ltd.
5 Montgomery Ave.
Erdenheim, PA 19038

     19.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral, written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof. Notwithstanding the foregoing, the parties agree that the Plan, as confirmed by the Bankruptcy Court, shall control over the transactions described herein.

     19.5 Headings. The section and subsection in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     19.6 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the Laws of Delaware and shall be litigated before the American Arbitration Association in the State of Delaware.


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     19.7 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without written consent of the other party shall be void.

     19.8 Counterparts. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

PRINCETON DENTAL MANAGEMENT CORP.


By: /S/ SONEET KAPILA
   ---------------------
    Soneet Kapila,
    Chapter 11 Trustee

NIX CO, LTD.

By: /S/ AARON GOLDSTEIN
   ---------------------
    Aaron Goldstein
    Treasurer and Authorized Signatory


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                                  SCHEDULE 10.5

                          AGREEMENT AND PLAN OF MERGER

Nix has no undisclosed liabilities or obligations (secured, unsecured, contingent, or otherwise).


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                                  SCHEDULE 10.6

                          AGREEMENT AND PLAN OF MERGER

Nix has no litigation, proceeding, or investigation pending, or, to the knowledge of Nix, threatened against Nix.